UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14-A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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CHP Merger Corp.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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CHP Merger Corp.
A Delaware Corporation
25 Deforest Avenue, Suite 108
Summit, New Jersey 07901
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held at [•] Eastern Time on [•], 2021
Dear Stockholders:
NOTICE IS HEREBY GIVEN that a special meeting (the “Special Meeting”) of CHP Merger Corp. (“CHP,” the “Company,” “we,” “us” or “our”), a Delaware corporation, will be held virtually at [•] Eastern Time on [•], 2021, or at such other time and on such other date at which the meeting may be adjourned or postponed, via live webcast at the following address [•]. Even if you are planning on attending the Special Meeting online, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Special Meeting. Instructions on voting your shares are on the proxy materials you received for the Special Meeting. Even if you plan to attend the Special Meeting online, it is strongly recommended you complete and return your proxy card before the Special Meeting date, to ensure that your shares will be represented at the Special Meeting if you are unable to attend.
The accompanying proxy statement (the “Proxy Statement”) is dated [•], 2021, and is first being mailed to stockholders of the Company on or about that date.
The sole purpose of the Special Meeting is to:
•
consider and vote on a proposal to approve (the “Extension Proposal”), pursuant to the terms of the Company’s amended and restated certificate of incorporation (the “Charter”), the amendment of the Charter, in the form set forth in Annex A to the accompanying Proxy Statement, to extend the date by which the Company must either (a) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “business combination”) or (b) (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the Company’s shares of common stock included as part of the units sold in the Company’s initial public offering that was consummated on November 26, 2019 (the “IPO”); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Company’s board of directors (the “Board”), dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and other requirements of applicable law, from November 21, 2021 to [•], 2022 (the “Extension,” and such later date, the “Extended Date”); and

•
to consider and vote upon a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal, which we refer to as the “Adjournment Proposal”. The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Extension Proposal

Each of the Extension Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement.
The purpose of the Extension is to allow us more time to complete an initial business combination. The Charter provides that we have until November 21, 2021 to complete a business combination. Our Board currently believes that there will not be sufficient time to complete a business combination by November 21, 2021. Therefore, our Board has determined that it is in the best interests of the Company and its stockholders to amend the Charter to extend the date that we have to consummate a business combination to the Extended Date in order to provide our stockholders with the chance to participate in an investment opportunity.
If the Extension Proposal is not approved and we do not consummate a business combination by November 21, 2021 in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the shares of Class A common stock included as part of the units sold in the IPO (the “public shares”), at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (the “Trust Account”) established by the Company upon the consummation of the IPO and into which certain amount of the net proceeds of the IPO, together with certain of the proceeds of a private placement of warrants simultaneously with the closing date of the IPO, was deposited, including interest earned on the funds held in the Trust Account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of such net interest to pay dissolution expenses), divided by the number of the then outstanding public shares, which redemption will completely extinguish the rights of the holders of public shares (the “public stockholders”) as stockholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and other requirements of applicable law.
In connection with the Extension Proposal, public stockholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of the then outstanding public shares, and which election we refer to as the “Election.” An Election can be made regardless of whether such public stockholders vote “FOR” or “AGAINST” the Extension Proposal and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. The public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. Public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not completed our initial business combination by the Extended Date. In addition, regardless of whether public stockholders vote “FOR” or “AGAINST” the Extension Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting, if the Extension is implemented and a public stockholder does not make an Election, they will retain the right to vote on any proposed initial business combination through the Extended Date if the Extension Date is approved and the right to redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of such initial business combination, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, in the event a proposed business combination is completed. We are not asking you to vote on any proposed business combination at this time.
Based upon the amount in the Trust Account as of [•], 2021, which was $[•], we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.[•] at the time of the Special Meeting. The closing price of the public shares on The Nasdaq Capital Market on [•], 2021, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $[•]. We cannot assure stockholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such stockholders wish to sell their shares. We will not proceed with the Extension if redemption of our public shares would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Proposal.
The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election, and the amount remaining in the Trust Account may be only a small fraction of the approximately $[•] that was in the Trust Account as of [•], 2021. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.
TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON [•], 2021, TWO BUSINESS DAYS BEFORE THE SPECIAL MEETING, YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARE CERTIFICATES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY OR TO DELIVER YOUR SHARES TO THE TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.
There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of shares of our Class B common stock (the “founder shares” and, together with the public shares, the “shares”), including CHP Acquisition Holdings LLC, a Delaware limited liability company (the “Sponsor”), and our independent directors, will not receive any monies held in the Trust Account as a result of their ownership of founder shares.
The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.
The approval of the Extension Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of the Company’s common stock. The approval of the Extension is essential to the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Notwithstanding stockholder approval of the Extension Proposal, our Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders.
Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person online or by proxy at the Special Meeting.
Our Board has fixed the close of business on [•], 2021 as the record date for determining the stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment or postponement thereof. Only holders of record of the shares on that date are entitled to have their votes counted at the Special Meeting or any adjournment or postponement thereof.
After careful consideration of all relevant factors, our Board has determined that the Extension Proposal and, if presented, the Adjournment Proposal, are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.
Under Delaware law and the Company’s bylaws, no other business may be transacted at the Special Meeting.
Enclosed is the Proxy Statement containing detailed information concerning the Extension Proposal, the Adjournment Proposal and the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.
[•], 2021
By Order of the Board

James T. Olsen Chief Executive Officer
Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Special Meeting. If you are a stockholder of record, you may also cast your vote in person online at the Special Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person online at the Special Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting “AGAINST” the Extension Proposal, and an abstention will have the same effect as voting “AGAINST” the Extension Proposal.
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be held at [•] Eastern Time on [•], 2021: This notice of special meeting and the accompanying Proxy Statement are available at [•].

CHP Merger Corp
A Delaware Corporation
25 Deforest Avenue, Suite 108
Summit, New Jersey 07901

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held at [•] Eastern Time on [•], 2021

PROXY STATEMENT
The special meeting (the “Special Meeting”) of CHP Merger Corp. (the “Company,” “we,” “us” or “our”), a Delaware corporation, will be held at [•] Eastern Time on [•], 2021, or at such other time or on such other date at which the meeting may be adjourned or postponed, via live webcast at the following address [•].
Even if you are planning on attending the Special Meeting online, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Special Meeting. Instructions on voting your shares are on the proxy materials you received for the Special Meeting. Even if you plan to attend the Special Meeting online, it is strongly recommended you complete and return your proxy card before the Special Meeting date, to ensure that your shares will be represented at the Special Meeting if you are unable to attend.
[•]]
The sole purpose of the Special Meeting is to:
•
consider and vote on a proposal to approve (the “Extension Proposal”), pursuant to the terms of the Company’s amended and restated certificate of incorporation (the “Charter”), the amendment of the Charter, in the form set forth in Annex A to the accompanying Proxy Statement, to extend the date by which the Company must either (a) consummate a merger, capital stock exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (a “business combination”) or (b) (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the Company’s shares of Class A common stock included as part of the units sold in the Company’s initial public offering that was consummated on November 26, 2019 (the “IPO”); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Company’s board of directors (the “Board”), dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the other requirements of applicable law, from November 21, 2021 to [•], 2022 (the “Extension,” and such later date, the “Extended Date”); and

•
to consider and vote upon a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal, which we refer to as the “Adjournment Proposal”. The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Extension Proposal.

The purpose of the Extension is to allow us more time to complete an initial business combination. The Charter provides that we have until November 21, 2021 to complete a business combination. Our Board currently believes that there will not be sufficient time to complete a business combination by November 21, 2021. Therefore, our Board has determined that it is in the best interests of the Company and its stockholders to amend the Charter to extend the date that we have to consummate a business combination to the Extended Date in order to provide our stockholders with the chance to participate in an investment opportunity.
If the Extension Proposal is not approved and we do not consummate a business combination by November 21, 2021 in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the shares of Class A common stock included as part of the units sold in the IPO (the “public shares”), at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (the “Trust Account”) established by the Company upon the consummation of the IPO and into which certain amount of the net proceeds of the IPO, together with certain of the proceeds of a private placement of warrants simultaneously with the closing date of the IPO, was deposited, including interest earned on the funds held in the Trust Account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of such net interest to pay dissolution expenses), divided by the number of the then outstanding public shares, which redemption will completely extinguish the rights of the holders of public shares (the “public stockholders”) as stockholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the other requirements of applicable law.
In connection with the Extension Proposal, public stockholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of the then outstanding public shares, and which election we refer to as the “Election.” An Election can be made regardless of whether such public stockholders vote “FOR” or “AGAINST” the Extension Proposal and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. The public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. Public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not completed our initial business combination by the Extended Date. In addition, regardless of whether public stockholders vote “FOR” or “AGAINST” the Extension Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting, if the Extension is implemented and a public stockholder does not make an Election, they will retain the right to vote on any proposed initial business combination through the Extended Date if the Extension Date is approved and the right to redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of such initial business combination, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, in the event a proposed business combination is completed. We are not asking you to vote on any proposed business combination at this time.
Based upon the amount in the Trust Account as of [•], 2021, which was $[•], we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.[•] at the time of the Special Meeting. The closing price of the public shares on The Nasdaq Capital Market on [•], 2021, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $[•]. We cannot assure stockholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such stockholders wish to sell their shares. We will not proceed with the Extension if redemptions of our public shares would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Proposal.
The withdrawal of funds from the Trust Account in connection with the Election (the “Withdrawal Amount”) will reduce the amount held in the Trust Account following the Election, and the amount remaining in the Trust Account may be only a small fraction of the approximately $[•] that was in the Trust Account as of [•], 2021. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.
There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of shares of our Class B common stock (the “founder shares” and, together with the public shares, the “shares”), including CHP Acquisition Holdings LLC, a Delaware limited liability company (the “Sponsor”), and our independent directors, will not receive any monies held in the Trust Account as a result of their ownership of founder shares.
The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.
Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. The pro rata portion of our Trust Account distributed to our public stockholders upon the redemption of our public shares in the event we do not complete our initial business combination within November 21, 2021 may be considered a liquidating distribution under Delaware law. If a corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.
Because the Company will not be complying with Section 280 of the DGCL as described in our prospectus dated November 21, 2019 and filed with the Securities and Exchange Commission (the “SEC”), Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within 10 years following our dissolution. However, because we are a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers or investment bankers) or prospective target businesses.
The approval of the Extension Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of the Company’s common stock. The approval of the Extension is essential to the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Notwithstanding stockholder approval of the Extension Proposal, our Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders. Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person online or by proxy at the Special Meeting. Under Delaware law and the Company’s bylaws, no other business may be transacted at the Special Meeting.
Our Board has fixed the close of business on [•], 2021 as the record date for determining the stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment or postponement thereof. Only holders of record of the shares on that date are entitled to have their votes counted at the Special Meeting or any adjournment or postponement thereof. On the record date of the Special Meeting, there were 37,500,000 shares outstanding, of which 30,000,000 were public shares and 7,500,000 were founder shares. The founder shares carry voting rights in connection with the Extension Proposal, and we have been informed by our Sponsor and independent directors that hold 7,500,000 founder shares in the aggregate, that they intend to vote in favor of the Extension Proposal.
This Proxy Statement contains important information about the Special Meeting and the proposals. Please read it carefully and vote your shares.
We will pay for the entire cost of soliciting proxies. We have engaged Morrow Sodali LLC (“Morrow Sodali”), to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Morrow Sodali its customary fee and out-of-pocket expenses. We will also reimburse Morrow Sodali for reasonable out-of-pocket expenses and will indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
This Proxy Statement is dated [•], 2021 and is first being mailed to stockholders on or about that date.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING
These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document.
Q.	Why am I receiving this Proxy Statement?	A.
We are a blank check company incorporated on July 31, 2019 as a Delaware corporation and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, which we refer to throughout this Proxy Statement as our initial business combination. On November 26, 2019, we consummated our IPO from which we derived gross proceeds of $300,000,000, which included proceeds of $25,000,000 as a result of the partial exercise by the underwriters of their over-allotment option to purchase additional units. Like many blank check companies, our Charter provides for the return of the funds held in trust to the holders of shares sold in our IPO if there is no qualifying business combination(s) consummated on or before a certain date (in our case, November 21, 2021).

Our Board has determined that it is in the best interests of the Company and its stockholders to amend the Charter to extend the date that we have to consummate a business combination to the Extended Date in order to provide our stockholders with the chance to participate in an investment opportunity.

Q.	What is being voted on?	A.	You are being asked to vote on:

• a proposal to amend the Charter, in the form set forth in Annex A hereto, to extend the date by which the Company consummate a business combination from November 21, 2021 to [•], 2022; and

a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal.

We will not proceed with the Extension if redemptions of our public shares would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Proposal.

If the Extension Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Proposal is approved and the amount remaining in the

Trust Account may be only a small fraction of the approximately $[•] that was in the Trust Account as of [•], 2021. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.

If the Extension Proposal is not approved and we do not consummate a business combination by November 21, 2021 in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of such net interest to pay dissolution expenses), divided by the number of the then outstanding public shares, which redemption will completely extinguish the public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of our founder shares, including our Sponsor and our independent directors, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

Q.	Why is the Company proposing the Extension Proposal?	A.	Our Charter provides for the return of the funds held in the Trust Account to the holders of public shares if there is no qualifying business combination(s) consummated by November 21, 2021.

The purpose of the Extension is to allow us more time to complete a business combination.

Our Board currently believes that there will not be sufficient time to complete a business combination by November 21, 2021. Therefore, our Board has determined that it is in the best interests of the Company and its stockholders to amend the Charter to extend the date that we have to consummate a business combination to the Extended Date in order to provide our stockholders with the chance to participate in an investment opportunity.

Accordingly, our Board is proposing the Extension Proposal to amend the Charter, in the form set forth in Annex A hereto, to extend the date by which we must (i) consummate a business combination, (ii) cease our operations except for the purpose of winding up if we fail to complete such business combination, and (iii) redeem all the public shares, from November 21, 2021 to [•], 2022.

You are not being asked to vote on any proposed business combination at this time. If the Extension is implemented and you do not make an Election, you will retain the right to vote on any proposed initial business combination when and if one is submitted to stockholders and the right to redeem your public shares at a per-share price, payable in cash, equal to the pro rata portion of the Trust Account in the event a proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

Q	Why should I vote “FOR” the Extension Proposal?	A.
Our Charter provides that if our stockholders approve an extension of our obligation to redeem 100% of our public shares if we do not complete our initial business combination by November 21, 2021, we will provide our public stockholders with the opportunity to redeem all or a portion of their shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of the then outstanding public shares. We believe that this provision of the Charter was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Charter.

Given our expenditure of time, effort and money to identify potential targets for a potential initial business combination, our Board believes current circumstances warrant providing the public stockholders with an opportunity to consider a potential business combination, inasmuch as we are also affording stockholders who wish to redeem their public shares the opportunity to do so. If you do not elect to redeem your public shares, you will retain the right to vote on any proposed initial business combination in the future and the right to redeem your public shares in connection with such initial business combination.

Whether a holder of public shares votes in favor of or against the Extension Proposal, if such proposal is approved, the holder may, but is not required to, redeem all or a portion of its public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of then outstanding public shares. We will not proceed with the Extension if redemptions of our public shares would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Proposal.

Liquidation of the Trust Account is a fundamental obligation of the Company to the public stockholders and we are not proposing and will not propose to change that obligation to the public stockholders. If holders of public shares do not elect to redeem their public shares, such holders will retain redemption rights in connection with any initial business combination we may propose. Assuming the Extension Proposal is approved, we will have until the Extended Date to complete a business combination.

Our Board recommends that you vote in favor of the Extension Proposal.

Q.	Why should I vote “FOR” the Adjournment Proposal?	A.
If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal.

If presented, our Board recommends that you vote in favor of the Adjournment Proposal.

Q.	When would the Board abandon the Extension Proposal?	A.	Our Board will abandon the Extension if our stockholders do not approve the Extension Proposal.

Q.	How do the Company insiders intend to vote their shares?	A.	Our Sponsor and independent directors beneficially own an aggregate of 7,500,000 founder shares. Such founder shares represent 20.0% of our issued and outstanding shares.

The founder shares carry voting rights in connection with the Extension Proposal and the Adjournment Proposal, and we have been informed by our Sponsor and independent directors that they intend to vote in favor of the Extension Proposal and the Adjournment Proposal.

In addition, our Sponsor, directors, officers, advisors or any of their affiliates may purchase public shares in privately negotiated transactions or in the open market prior to the Special Meeting. However, they have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions. None of the funds in the Trust Account will be used to purchase public shares in such transactions. Any such purchases that are completed after the record date for the Special Meeting may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Proposal and the Adjournment Proposal and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the votes to be put to the Special Meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Proposal and the Adjournment Proposal and elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Extension Proposal and the Adjournment Proposal.

Q.	What vote is required to adopt the Extension Proposal?	A.	The approval of the Extension Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of the Company’s common stock.

Q.	What vote is required to approve the Adjournment Proposal?		The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person online or by proxy at the Special Meeting.

Q.	What if I do not want to vote “FOR” the Extension Proposal?	A.
If you do not want the Extension Proposal to be approved, you must abstain, not vote or vote “AGAINST” the proposal. If the Extension Proposal is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid pro rata to the redeeming holders. Broker non-votes, abstentions or the failure to vote by proxy or to vote in person online on the Extension Proposal will have the same effect as voting “AGAINST” the Extension Proposal. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Extension Proposal.

Q.	What happens if the Extension Proposal is not approved?	A.
Our Board will abandon the Extension if our stockholders do not approve the Extension Proposal. If the Extension Proposal is not approved and we do not consummate a business combination by November 21, 2021 in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of such net interest to pay dissolution expenses), divided by the number of the then outstanding public shares, which redemption will completely extinguish the public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of our founder shares, including our Sponsor and our independent directors, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

Q.	If the Extension Proposal is approved, what happens next?	A.
We will continue our efforts to complete an initial business combination until the Extended Date. Upon approval of the Extension Proposal by the requisite number of votes, we will file an amendment to the Charter with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto. We will remain a reporting company under the Securities Exchange Act of 1934 (the “Exchange Act”) and our units, public shares and warrants will remain publicly traded.

If the Extension Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our shares held by our Sponsor and our independent directors as a result of their ownership of the founder shares.

If the Extension Proposal is approved but we do not complete a business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of such net interest to pay dissolution expenses), divided by the number of the then outstanding public shares, which redemption will completely extinguish the public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the other requirements of applicable law. We cannot assure you that the per share distribution from the Trust Account, if we liquidate, will not be less than $10.00 due to unforeseen claims of creditors.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of our founder shares, including our Sponsor and our independent directors, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

Q.	What happens to the Company’s outstanding warrants if the Extension Proposal is not approved?	A.
If the Extension Proposal is not approved and we do not consummate a business combination by November 21, 2021 in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of such net interest to pay dissolution expenses), divided by the number of the then outstanding public shares, which redemption will completely extinguish the public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up.

Q.	What happens to the Company’s outstanding warrants if the Extension Proposal is approved?	A.
If the Extension Proposal is approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate the a business combination until the Extended Date.

All public warrants will remain outstanding and will become exercisable for one share of Class A common stock 30 days after the completion of an initial business combination at an initial exercise price of $11.50 per warrant for a period of five years, provided we have an effective registration statement under the Securities Act of 1933 (the “Securities Act”) covering the shares issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).

Q.	If I do not exercise my redemption rights now, would I still be able to exercise my redemption rights in connection with a proposed business combination?	A.
Unless you elect to redeem your shares at this time, you will be able to exercise redemption rights in respect of any future initial business combination, subject to any limitations set forth in our Charter.

Q.	How do I change my vote?	A.
If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to [•] prior to the date of the Special Meeting or by voting in person online at the Special Meeting. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to: [•].

Please note, however, that if on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Special Meeting and vote at the Special Meeting, you must bring to the Special Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Q.	How are votes counted?	A.
Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes. The approval of the Extension Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of the Company’s common stock. Accordingly, broker non-votes, abstentions or the failure to vote by proxy or vote in person online on the Extension Proposal will have the same effect as voting “AGAINST” the Extension Proposal.

The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person online or by proxy at the Special Meeting. Accordingly, a stockholder’s failure to vote by proxy or vote in person online on the Adjournment Proposal means that such stockholder’s shares will not count towards the quorum requirement for the Special Meeting and will not be voted. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Special Meeting.

Q.	If my shares are held in “street name,” will my broker automatically vote them for me?	A.
No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe all the proposals presented to the stockholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

Q.	What is a quorum requirement?	A.
A quorum of our stockholders is necessary to hold a valid Special Meeting. A quorum will be present at the Special Meeting if the holders of a majority of the issued and outstanding shares entitled to vote at the Special Meeting are represented in person online or by proxy. As of the record date for the Special Meeting, the holders of at least 18,750,001 shares would be required to achieve a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person online at the Special Meeting. Abstentions or broker non-votes will be counted towards the quorum requirement, but will not count as a vote cast at the Special Meeting. In the absence of a quorum, the chairman of the meeting has power to adjourn the Special Meeting.

Q.	Who can vote at the Special Meeting?	A.
Only holders of record of our shares at the close of business on [•], 2021 are entitled to have their vote counted at the Special Meeting and any adjournment or postponement thereof. On this record date, 37,500,000 shares were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person online at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting in person online, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting in person online. However, since you are not the stockholder of record, you may not vote your shares in person online at the Special Meeting unless you request and obtain a legal proxy from your broker or other agent.

Q.	What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?	A.
Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership, including indirect ownership, of founder shares and warrants that may become exercisable in the future and the possibility of future compensatory arrangements. See the section entitled “The Extension Proposal— Interests of our Sponsor, Directors and Officers.”

Q.	Do I have appraisal rights if I object to the Extension Proposal?	A.	Our stockholders do not have appraisal rights in connection with the Extension Proposal under Delaware law.

.	What do I need to do now?	A.
We urge you to read carefully and consider the information contained in this Proxy Statement, and to consider how the proposals will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

Q.	How do I vote?	A.
If you are a holder of record of our shares, you may vote in person online at the Special Meeting or by submitting a proxy for the Special Meeting. Whether or not you plan to attend the Special Meeting in person online, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Special Meeting and vote in person online if you have already voted by proxy.

If your shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting in person online . However, since you are not the stockholder of record, you may not vote your shares in person online at the Special Meeting unless you request and obtain a legal proxy from your broker or other agent.

Q.	How do I redeem my shares?	A.
Each of our public stockholders may submit an election that, if the Extension is implemented, such public stockholder elects to redeem all or a portion of his public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any proposed initial business combination, or if we have not consummated a business combination by the Extended Date.

In order to tender your shares for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at 1 State Street, 30th Floor, New York, NY 10004 Attn: Mark Zimkind (mzimkind@continentalstock.com), or to deliver your shares to the transfer agent electronically using DTC’s DWAC (Deposit/Withdrawal At Custodian) system, which election would likely be determined based on the manner in which you hold your shares. You should tender your shares in the manner described above prior to 5:00 p.m. Eastern Time on [•], 2021, two business days before the Special Meeting.

Q.	What should I do if I receive more than one set of voting materials?	A.
You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Q.	Who is paying for this proxy solicitation?	A.
We will pay for the entire cost of soliciting proxies. We have engaged Morrow Sodali to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Morrow Sodali its customary fee and out-of-pocket expenses. We will also reimburse Morrow Sodali for reasonable out-of-pocket expenses and will indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q.	Who can help answer my questions?	A.
If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor:

Morrow Sodali LLC
470 West Avenue
Stamford CT 06902
Call: (800) 662-5200 toll-free
or (203) 658-9400
Email: CPHM.info@investor.morrowsodali.com

If you have questions regarding the certification of your position or delivery of your shares, please contact: Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, NY 10004
Attn: Mark Zimkind
E-mail: mzimkind@continentalstock.com

You may also obtain additional information about us from documents we file with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS
Some of the statements contained in this Proxy Statement may constitute “forward-looking statements” for purposes of the federal securities laws. Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this Proxy Statement may include, for example, statements about:
•	our ability to complete a business combination;
•	the anticipated benefits of a business combination; or
•	the volatility of the market price and liquidity of the Company’s shares and other securities of the Company.
The forward-looking statements contained in this Proxy Statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K/A filed with the SEC on July 22, 2021 and in other reports the Company files with the SEC. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

BACKGROUND
We are a blank check company incorporated on July 31, 2019 as a Delaware corporation and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. We intend to effectuate our initial business combination using cash from the proceeds of the initial public offering and the sale of the private placement warrants, our capital stock, debt or a combination of cash, stock and debt.
On November 26, 2019, we consummated the IPO of 30,000,000 units at an offering price of $10.00 per unit, which included the partial exercise by the underwriters of their over-allotment option in the amount of 2,500,000 units, generating gross proceeds to us of $300,000,000. Each “unit” consists of one share of Class A common stock and one-half of one redeemable warrant. Each public warrant entitles the holder thereof to purchase one Class A common stock for $11.50 per share. The warrants will expire five years after the completion of our initial business combination, or earlier upon redemption or liquidation.
Simultaneously with the closing of the IPO, we consummated a private placement with our Sponsor of 8,000,000 warrants (the “private placement warrants”) at a price of $1.00 per warrant, generating gross proceeds of $8,000,000. Each private placement warrant entitles the holder thereof to purchase one Class A common stock for $11.50 per share, subject to certain adjustments.
Transaction costs incurred in connection with our IPO amounted to $17,070,862, consisting of $6,000,000 of underwriting fees, $10,500,000 of deferred underwriting fees and $570,862 of other offering costs.
Following the closing of the initial public offering, an amount of $300,000,000 from the net proceeds of the sale of the units in the IPO and the sale of the private placement warrants was placed in the Trust Account established for the benefit of the Company’s public stockholders and the underwriters of the IPO, with Continental Stock Transfer & Trust Company acting as trustee, which is invested only in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), with a maturity of 180 days or less or in any open-ended investment company that holds itself out as a money market fund selected by the Company meeting the conditions of Rule 2a-7 of the Investment Company Act, as determined by the Company, until the earlier of: (i) the completion of a business combination, (ii) the redemption of any public shares properly tendered in connection with a stockholder vote to amend the Charter (A) to modify the substance or timing of the Company’s obligation to allow redemption in connection with the Company’s initial business combination or to redeem 100% of the public shares if the Company does not complete a business combination by November 26, 2021 or (B) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity, and (iii) the distribution of the trust account, as described below. Except for the withdrawal from interest earned on the funds in the Trust Account to fund franchise and income taxes payable, or upon the redemption by public stockholders of Class A common stock in connection with certain amendments to the Charter, none of the funds held in the Trust Account will be released until the earlier of the completion of the Company’s initial business combination and the redemption of 100% of the shares of Class A common stock included in the units and issued by the Company in the IPO if the Company is unable to consummate an initial business combination within 24 months from the closing of the IPO.
Prior to the consummation of the IPO on August 7, 2019, our Sponsor purchased 7,187,500 founder shares for an aggregate purchase price of $25,000, or $0.004 per share. On November 21, 2019, we effected a stock dividend of 718,750 shares with respect to our Class B common stock, resulting in our initial stockholders holding an aggregate of 7,906,250 founder shares. In October 2019, our Sponsor transferred 25,000 founder shares to each of our independent director nominees (for a total of 75,000 founder shares). As a result of the underwriters’ partial exercise of the over-allotment option, 406,250 founder shares were forfeited.
As of [•], 2021, there was approximately $[•] in investments held in the Trust Account and approximately $[•] of cash held outside the Trust Account.
Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of founder shares and warrants that may become exercisable in the future and the possibility of future compensatory arrangements. See the section entitled “The Extension Proposal—Interests of our Sponsor, Directors and Officers.”

On the record date of the Special Meeting, there were 37,500,000 shares outstanding, of which 30,000,000 were public shares and 7,500,000 were founder shares. The founder shares carry voting rights in connection with the Extension Proposal and the Adjournment Proposal, and we have been informed by our Sponsor and independent directors that hold 7,500,000 founder shares in the aggregate, that they intend to vote in favor of the Extension Proposal and the Adjournment Proposal.
Our principal executive offices are located at 25 Deforest Avenue, Suite 108, Summit, New Jersey 07901 and our telephone number is (212) 508-7090.

PROPOSAL 1—THE EXTENSION PROPOSAL
The Extension Proposal
We are proposing to amend the Charter to extend the date by which we have to consummate a business combination to the Extended Date.
If the Extension Proposal is not approved and we do not consummate a business combination by November 21, 2021 in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of such net interest to pay dissolution expenses), divided by the number of the then outstanding public shares, which redemption will completely extinguish the public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the other requirements of applicable law.
There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up In the event of a liquidation, holders of our founder shares, including our Sponsor and our independent directors, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.
The purpose of the Extension is to allow us more time to complete an initial business combination. The Charter provides that we have until November 21, 2021 to complete a business combination. Our Board has determined that it is in the best interests of the Company and its stockholders to amend the Charter to extend the date that we have to consummate a business combination to the Extended Date in order to provide our stockholders with the chance to participate in this prospective investment opportunity.
A copy of the proposed amendment to the Charter is attached to this Proxy Statement in Annex A.
The Board’s Reasons for the Extension Proposal
Our Charter provides that if our stockholders approve an extension of our obligation to redeem all of our public shares if we do not complete our initial business combination by November 21, 2021, we will provide our public stockholders with the opportunity to redeem all or a portion of their shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of the then outstanding public shares. We believe that this provision of the Charter was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Charter.
Given our expenditure of time, effort and money to identify potential targets for a potential initial business combination, our Board believes current circumstances warrant providing the public stockholders with an opportunity to consider any potential business combination, inasmuch as we are also affording stockholders who wish to redeem their public shares the opportunity to do so.
You are not being asked to vote on a proposed business combination at this time. If the Extension is implemented and you do not make an Election, you will retain the right to vote on any proposed initial business combination when and if one is submitted to stockholders and the right to redeem your public shares at a per-share price, payable in cash, equal to the pro rata portion of the Trust Account in the event a proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.
If the Extension Proposal is Not Approved
Our Board will abandon the Extension if our stockholders do not approve the Extension Proposal. If the Extension Proposal is not approved and we do not consummate a business combination by November 21, 2021 in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of such net interest to pay dissolution expenses), divided by the number of the then outstanding public shares, which redemption will completely extinguish the public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the other requirements of applicable law.
There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of our founder shares, including our Sponsor and our independent directors, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.
If the Extension Proposal is Approved
We will continue our efforts to complete a business combination by the Extended Date. Upon approval of the Extension Proposal by the requisite number of votes, we will file an amendment to the Charter with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto. We will remain a reporting company under the Exchange Act, and our units, public shares and warrants will remain publicly traded.
If the Extension Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $[•] that was in the Trust Account as of [•], 2021. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.
All public warrants will remain outstanding and will become exercisable for one share of Class A common stock 30 days after the completion of an initial business combination at an initial exercise price of $11.50 per warrant for a period of five years, provided we have an effective registration statement under the Securities Act of 1933 (the “Securities Act”) covering the shares issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).
If the Extension Proposal is approved but we do not complete a business combination by November 21, 2021 in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of such net interest to pay dissolution expenses), divided by the number of the then outstanding public shares, which redemption will completely extinguish the public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the other requirements of applicable law. We cannot assure you that the per share distribution from the Trust Account, if we liquidate, will not be less than $10.00 due to unforeseen claims of creditors.
There will be no redemption rights or liquidating distributions with respect to our warrants. In the event of a liquidation, holders of our founder shares, including our Sponsor and our independent directors, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.
Vote Required for Approval
The approval of the Extension Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of the Company’s common stock. Accordingly, broker non-votes, abstentions or the failure to vote by proxy or to vote in person online on the Extension Proposal will have the same effect as voting “AGAINST” the Extension Proposal.

Recommendation of the Board
As described herein, after careful consideration of all relevant factors, our Board has determined that the Extension Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of the Extension Proposal and recommends that you vote “FOR” such proposal.
After careful consideration of all relevant factors, our Board determined that the Extension Proposal is in the best interests of the Company and its stockholders.
Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Extension Proposal.

PROPOSAL 2—THE ADJOURNMENT PROPOSAL
Overview
The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal is only expected to be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal. In no event will our Board adjourn the Special Meeting beyond [•], 2021.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal.
Vote Required for Approval
The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person online or by proxy at the Special Meeting. Accordingly, a stockholder’s failure to vote by proxy or vote in person online on the Adjournment Proposal means that such stockholder’s shares will not count towards the quorum requirement for the Special Meeting and will not be voted. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Special Meeting.
Recommendation of the Board
If presented, our Board unanimously recommends that our shareholders vote “FOR” the approval of the Adjournment Proposal.

THE SPECIAL MEETING
Date, Time and Place. The Special Meeting of our stockholders will be held at [•] Eastern Time on [•], 2021, or at such other time and on such other date at which the meeting may be adjourned or postponed, via live webcast at the following address [•].
Even if you are planning on attending the Special Meeting online, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Special Meeting. Instructions on voting your shares are on the proxy materials you received for the Special Meeting. Even if you plan to attend the Special Meeting online, it is strongly recommended you complete and return your proxy card before the Special Meeting date, to ensure that your shares will be represented at the Special Meeting if you are unable to attend.
Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the Special Meeting, if you owned the shares at the close of business on [•], 2021, the record date for the Special Meeting. You will have one vote per proposal for each share you owned at that time. The Company warrants do not carry voting rights.
Votes Required. The approval of the Extension Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of the Company’s common stock.
On the record date of the Special Meeting, there were 37,500,000 shares outstanding, of which 30,000,000 were public shares and 7,500,000 were founder shares. The founder shares carry voting rights in connection with the Extension Proposal, and we have been informed by our Sponsor and independent directors that hold all 7,500,000 founder shares in the aggregate, that they intend to vote in favor of the Extension Proposal.
If you do not want the Extension Proposal to be approved, you must abstain, not vote or vote “AGAINST” the proposal. If the Extension Proposal is approved and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid pro rata to the redeeming holders. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Extension Proposal.
Proxies; Board Solicitation; Proxy Solicitor. Your proxy is being solicited by our Board on the proposal to approve the Extension Proposal being presented to stockholders at the Special Meeting. We have engaged Morrow Sodali to assist in the solicitation of proxies for the Special Meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person online at the Special Meeting if you are a holder of record of the shares. You may contact Morrow Sodali at:
Morrow Sodali LLC
470 West Avenue
Stamford CT 06902
Call (800) 662-5200 toll-free
or + (203) 658-9400
Email: CPHM@investor.morrowsodali.com
Required Vote
The approval of the Extension Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of the Company’s common stock. Accordingly, broker non-votes, abstentions or the failure to vote by proxy or to vote in person online on the Extension Proposal will have the same effect as voting “AGAINST” the Extension Proposal.
If the Extension Proposal is not approved and we do not consummate a business combination by November 21, 2021 in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of such net interest to pay dissolution expenses), divided by the number of the then outstanding public shares, which redemption will completely extinguish the public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the other requirements of applicable law. We cannot assure you that the per share distribution from the Trust Account, if we liquidate, will not be less than $10.00 due to unforeseen claims of creditors. There will be no redemption rights or liquidating distributions with respect to our warrants. In the event of a liquidation, holders of our founder shares, including our Sponsor and our independent directors, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.
In addition, our Sponsor, directors, officers, advisors or any of their affiliates may purchase public shares in privately negotiated transactions or in the open market prior to the Special Meeting. However, they have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions. None of the funds in the Trust Account will be used to purchase public shares in such transactions. Any such purchases that are completed after the record date for the Special Meeting may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Proposal and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the votes to be put to the Special Meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Proposal and elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Extension Proposal. None of our Sponsor, directors, officers, advisors or their affiliates may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.
Interests of our Sponsor, Directors and Officers
When you consider the recommendation of our Board, you should keep in mind that our Sponsor, directors and officers have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things, the interests listed below:
•
If we do not consummate a business combination by November 21, 2021, which is 24 months from the closing of our IPO, or by the Extended Date if the Extension Proposal is approved by the requisite number of votes, we would (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of such net interest to pay dissolution expenses), divided by the number of the then outstanding public shares, which redemption will completely extinguish the public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the other requirements of applicable law. In such event, the founder shares, all of which are owned by our Sponsor and independent directors, would be worthless because following the redemption of the public shares, we would likely have few, if any, net assets and because our holders of our founder shares have agreed to waive their rights to liquidating distributions from the Trust Account with respect to the founder shares if we fail to complete a business combination within the required period.

•
In addition, simultaneously with the closing of our IPO, we consummated the sale of 8,000,000 private placement warrants at a price of $1.00 per warrant in a private placement to our Sponsor. The warrants are each exercisable for one share of Class A common stock at $11.50 per share. If we do not consummate a business combination by November, 2021, or by the Extended Date if the Extension Proposal is approved by the requisite number of votes, then a portion of the proceeds from the sale of the private placement warrants will be part of the liquidating distribution to the public stockholders and the warrants held by our Sponsor will be worthless.

•
Our directors and executive officers may continue to be directors and officers of any acquired business after the consummation of an initial business combination. As such, in the future they may receive any cash fees, stock options or stock awards that a post-business combination Board determines to pay to its directors and officers if they continue as directors and officers following such initial business combination.

•
If the Trust Account is liquidated, including in the event we are unable to complete a business combination within the required time period, the Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the trust account to below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.00 per public share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under the indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act.

Redemption Rights
Each of our public stockholders may submit an election that such public stockholder elects to redeem all or a portion of his public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any proposed initial business combination, or if we have not consummated a business combination by the Extended Date.
TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON [•], TWO BUSINESS DAYS BEFORE THE SPECIAL MEETING, YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARE CERTIFICATES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY OR TO DELIVER YOUR SHARES TO THE TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.
In order to tender your shares for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at 1 State Street, 30th Floor, New York, NY 10004 Attn: Mark Zimkind (mzimkind@continentalstock.com), or to deliver your shares to the transfer agent electronically using DTC’s DWAC (Deposit/Withdrawal At Custodian) system, which election would likely be determined based on the manner in which you hold your shares. You should tender your shares in the manner described above prior to 5:00 p.m. Eastern Time on [•], 2021, two business days before the Special Meeting.
Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a stockholder’s broker and/or clearing broker, DTC, and our transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $80 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. We do not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.
Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Proposal at the Special Meeting will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public stockholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Proposal will not be approved. The transfer agent will hold the certificates of public stockholders that make the Election until such shares are redeemed for cash or returned to such stockholders.
If properly demanded, we will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of then outstanding public shares. Based upon the amount in the Trust Account as of [•], 2021, which was $[•], we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.[ •] at the time of the Special Meeting. The closing price of the public shares on the Nasdaq Capital Market on [•], 2021, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $[•]. We cannot assure stockholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such stockholders wish to sell their shares.
If you exercise your redemption rights, you will be exchanging your shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your share certificate(s) to our transfer agent prior to the vote on the Extension Proposal at the Special Meeting. We anticipate that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Proposal would receive payment of the redemption price for such shares soon after the Special Meeting.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS FOR STOCKHOLDERS EXERCISING REDEMPTION RIGHTS
The following discussion is a summary of certain United States federal income tax considerations for holders of our Class A common stock with respect to the exercise of redemption rights in connection with the approval of the Extension Proposal. This summary is based upon the Internal Revenue Code of 1986, as amended, which we refer to as the “Code”, the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Service, which we refer to as the “IRS”, and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain a position contrary to any of the tax considerations described below. This summary does not discuss all aspects of United States federal income taxation that may be important to particular investors in light of their individual circumstances, such as investors subject to special tax rules (e.g., financial institutions, insurance companies, mutual funds, pension plans, S corporations, broker-dealers, traders in securities that elect mark-to-market treatment, regulated investment companies, real estate investment trusts, trusts and estates, partnerships and their partners, and tax-exempt organizations (including private foundations)) and investors that will hold Class A common stock as part of a “straddle,” “hedge,” “conversion,” “synthetic security,” “constructive ownership transaction,” “constructive sale,” or other integrated transaction for United States federal income tax purposes, investors subject to the alternative minimum tax provisions of the Code, U.S. Holders (as defined below) that have a functional currency other than the United States dollar, U.S. expatriates, investors that actually or constructively own 5 percent or more of the Class A common stock of the Company, our sponsor and direct or indirect owners of interests therein, our officers or directors, and Non-U.S. Holders (as defined below, and except as otherwise discussed below), all of whom may be subject to tax rules that differ materially from those summarized below. In addition, this summary does not discuss any state, local, or non-United States tax considerations, any non-income tax (such as gift or estate tax) considerations, alternative minimum tax or the Medicare tax. In addition, this summary is limited to investors that hold our Class A common stock as “capital assets” (generally, property held for investment) under the Code.
If a partnership (including an entity or arrangement treated as a partnership for United States federal income tax purposes) holds our Class A common stock, the tax treatment of a partner in such partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. If you are a partner of a partnership holding our Class A common stock, you are urged to consult your tax advisor regarding the tax consequences of a redemption.
WE URGE HOLDERS OF OUR CLASS A COMMON STOCK CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE UNITED STATES FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.
U.S. Federal Income Tax Considerations to U.S. Holders
This section is addressed to U.S. Holders of our Class A common stock that elect to have their Class A common stock of the Company redeemed for cash. For purposes of this discussion, a “U.S. Holder” is a beneficial owner that so redeems its Class A common stock of the Company and is:
•	an individual who is a United States citizen or resident of the United States;
•
a corporation (including an entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or
•
a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable Treasury regulations to be treated as a United States person.

Redemption of Class A Common Stock
In the event that a U.S. Holder’s Class A common stock of the Company is redeemed, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the Class A common stock under Section 302 of the Code. Whether the redemption qualifies for sale treatment will depend largely on the total number of shares of our stock treated as held by the U.S. Holder (including any stock constructively owned by the U.S. Holder as a result of owning warrants) relative to all of our shares both before and after the redemption. The redemption of Class A common stock generally will be treated as a sale of the Class A common stock (rather than as a distribution) if the redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.
In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only stock actually owned by the U.S. Holder, but also shares of our stock that are constructively owned by it. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock the U.S. Holder has a right to acquire by exercise of an option, which would generally include Class A common stock which could be acquired pursuant to the exercise of the warrants. In order to meet the substantially disproportionate test, the percentage of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of Class A common stock must, among other requirements, be less than 80% of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption. Prior to our initial business combination, shares of Class A common stock might not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test might not be applicable. There will be a complete termination of a U.S. Holder’s interest if either (i) all of the shares of our stock actually and constructively owned by the U.S. Holder are redeemed or (ii) all of the shares of our stock actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other stock. The redemption of the Class A common stock will not be essentially equivalent to a dividend if a U.S. Holder’s conversion results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”
If none of the foregoing tests are satisfied, then the redemption will be treated as a distribution and the tax effects will be as described below under “U.S. Federal Income Tax Considerations to U.S. Holders - Taxation of Distributions.”
U.S. Holders of our Class A common stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Class A common stock of the Company will be treated as a sale or as a distribution under the Code.
Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale
If the redemption qualifies as a sale of Class A common stock, a U.S. Holder must treat any gain or loss recognized as capital gain or loss. Any such capital gain or loss will be long-term capital gain or loss if the U.S. Holder’s holding period for the Class A common stock so disposed of exceeds one year. It is unclear, however, whether the redemption rights with respect to the Class A common stock may suspend the running of the applicable holding period for this purpose. Generally, a U.S. Holder will recognize gain or loss in an amount equal to the difference between (i) the amount of cash received in such redemption (or, if the Class A common stock is held as part of a unit at the time of the disposition, the portion of the amount realized on such disposition that is allocated to the Class A common stock based upon the then fair market values of the Class A common stock and the warrant included in the unit) and (ii) the U.S. Holder’s adjusted tax basis in its Class A common stock so redeemed. A U.S. Holder’s adjusted tax basis in its Class A common stock generally will equal the U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a unit allocated to a share of

Class A common stock or the U.S. Holder’s initial basis for Class A common stock received upon exercise of a warrant) less any prior distributions treated as a return of capital. Long-term capital gain realized by a non-corporate U.S. Holder generally will be taxable at a reduced rate. The deduction of capital losses is subject to limitations.
Taxation of Distributions
If the redemption does not qualify as a sale of Class A common stock, the U.S. Holder will be treated as receiving a distribution. In general, any distributions to U.S. Holders generally will constitute dividends for United States federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under United States federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in our Class A common stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the Class A common stock and will be treated as described under “U.S. Federal Income Tax Considerations to U.S. Holders - Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale”. Dividends we pay to a U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions, and provided certain holding period requirements are met, dividends we pay to a non-corporate U.S. Holder generally will constitute “qualified dividends” that will be taxable at a reduced rate. It is unclear, however, whether the redemption rights with respect to the Class A common stock may prevent a U.S. Holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be.
U.S. Federal Income Tax Considerations to Non-U.S. Holders
This section is addressed to Non-U.S. Holders of our Class A common stock that elect to have their Class A common stock of the Company redeemed for cash. For purposes of this discussion, a “Non-U.S. Holder” is a beneficial owner (other than a partnership) that so redeems its Class A common stock of the Company and is not a U.S. Holder.
Redemption of Class A Common Stock
The characterization for United States federal income tax purposes of the redemption of a Non-U.S. Holder’s Class A common stock generally will correspond to the United States federal income tax characterization of such a redemption of a U.S. Holder’s Class A common stock, as described under “U.S. Federal Income Tax Considerations to U.S. Holders”.
Non-U.S. Holders of our Class A common stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Class A common stock of the Company will be treated as a sale or as a distribution under the Code.
Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale
If the redemption qualifies as a sale of Class A common stock, a Non-U.S. Holder generally will not be subject to United States federal income or withholding tax in respect of gain recognized on a sale of its Class A common stock of the Company, unless:
•
the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder), in which case the Non-U.S. Holder will generally be subject to the same treatment as a U.S. Holder with respect to the redemption, and a corporate Non-U.S. Holder may be subject to the branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty);

•
the Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year in which the redemption takes place and certain other conditions are met, in which case the Non-U.S. Holder will be subject to a 30% tax on the individual’s net capital gain for the year; or

•
we are or have been a “U.S. real property holding corporation” for United States federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held our Class A common stock, and, in the case where shares of our Class A common stock are regularly traded on an established securities market, the Non-U.S. Holder has owned, directly or constructively, more than 5% of our Class A common stock at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. Holder’s holding period for the shares of our Class A common stock. We do not believe we are or have been a U.S. real property holding corporation.
Taxation of Distributions
If the redemption does not qualify as a sale of Class A common stock, the U.S. Holder will be treated as receiving a distribution. In general, any distributions we make to a Non-U.S. Holder of shares of our Class A common stock, to the extent paid out of our current or accumulated earnings and profits (as determined under United States federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate. Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its shares of our Class A common stock and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the Class A common stock, which will be treated as described under “U.S. Federal Income Tax Considerations to Non-U.S. Holders - Gain on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock”. Dividends we pay to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States generally will not be subject to United States withholding tax, provided such Non-U.S. Holder complies with certain certification and disclosure requirements. Instead, such dividends generally will be subject to United States federal income tax, net of certain deductions, at the same graduated individual or corporate rates applicable to U.S. Holders (subject to an exemption or reduction in such tax as may be provided by an applicable income tax treaty). If the Non-U.S. Holder is a corporation, dividends that are effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).
As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Proposal.

BENEFICIAL OWNERSHIP OF SECURITIES
The following table sets forth information regarding the beneficial ownership of our common stock as of [•] by:
•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;
•	each of our executive officers, directors and director nominees; and
•	all our executive officers, directors and director nominees as a group.
As of the record date, there were a total of 30,000,000 shares of our Class A common stock and 7,500,000 shares of our Class B common stock outstanding. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.
	Class A Common Stock		Class B Common Stock(2)		Approximate Percentage of Outstanding Common Stock
Name of Beneficial Owner	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class
CHP Acquisition Holdings LLC (our sponsor)(1)(3)	—	—	7,425,000	99.0%	19.8%
Joseph Swedish(1)(3)	—	—	7,425,000	99.0%	19.8%
James Olsen(1)(3)	—	—	7,425,000	99.0%	19.8%
Benson Jose(1)	—	—	—	—	—
James A. Deal(1)	—	—	25,000	*	*
Ken Goulet(1)	—	—	25,000	*	*
Jack Krouskup(1)	—	—	25,000	*	*
Ratan Capital Management LP(4)	2,374,997	7.9%	—	—	6.3%
Magnetar Financial LLC(5)	2,370,000	7.9%	—	—	6.3%
Millennium Group Management LLC(6)	2,109,860	7.0%	—	—	5.6%
HGC Investment Management Inc.(7)	1,967,230	6.6%	—	—	5.2%
Aristeia Capital, L.L.C.(8)	1,538,182	5.1%	—	—	4.1%
All directors, director nominees and executive officers as a group (6 individuals)			7,500,000	100.0%	20%
*	Less than one percent.
(1)	Unless otherwise noted, the business address of each of the following entities or individuals is 25 Deforest Avenue, Suite 108, Summit NJ 07901.
(2)
Interests shown consist solely of founder shares. Such shares will automatically convert into shares of Class A common stock at the time of our initial business combination on a one-for-one basis, subject to adjustment.

(3)
Represents 7,425,000 founder shares held of record by CHP Acquisition Holdings LLC, which is wholly-owned by Concord Health Partners LLC. Messrs. Swedish and Olsen control Concord Health Partners LLC, which is the managing member of our sponsor. Each of CHP Acquisition Holdings LLC, Concord Health Partners LLC and Messrs. Swedish and Olsen shares voting and dispositive power over these shares.

(4)
Based on a Schedule 13G filed by Ratan Capital Master Fund, Ltd, Nehal Chopra and Ratan Capital Management LP with the SEC on March 15, 2021. Each of Ratan Capital Master Fund, Ltd, Nehal Chopra and Ratan Capital Management LP has shared voting and shared dispositive power over the shares. The principal business address of each of Ratan Capital Master Fund, Ltd, Nehal Chopra and Ratan Capital Management LP is 110 Greene Street, Suite 10B, New York, New York 10012.

(5)
Based on a Schedule 13G/A filed by Magnetar Financial LLC, Magnetar Capital Partners LP, Supernova Management LLC and Alec N. Litowitz with the SEC on February 12, 2021. Each of Magnetar Financial LLC, Magnetar Capital Partners LP, Supernova Management LLC and Alec N. Litowitz has shared voting and shared dispositive power over the shares, consisting of (i) 793,920 held for the account of Constellation Master Fund; (ii) 329,492 held for the account of Xing He Master Fund; (iii) 746,212 held for the account of Constellation Fund; (iv) 164,036 held for the account of SC Fund; and (v) 416,340 held of the account of Structured Credit Fund. The principal business address of each of Magnetar Financial, Magnetar Capital Partners, Supernova Management, and Mr. Litowitz is 1603 Orrington Avenue, 13th Floor, Evanston, Illinois 60201.

(6)
Based on a Schedule 13G/A filed by Integrated Core Strategies (US) LLC, Riverview Group LLC, ICS Opportunities, Ltd., Millennium International Management LP, Millennium Management LLC, Millennium Group Management LLC and Israel A. Englander with the SEC on February 8, 2021. Integrated Core Strategies (US) LLC has shared voting and dispositive power over 859,860 shares. River Group LLC has shared voting and dispositive power over 750,000 shares. ICS Opportunities, Ltd. and Millennium International

Management LP has shared voting and shared dispositive power over 500,000 shares. Each of Millennium Management LLC, Millennium Group Management LLC and Israel A. Englander has shared voting and shared dispositive power over 2,109,860 shares. The principal business address of Millennium Group Management LP, Millennium Management LLC and Israel Englander is 666 Fifth Avenue, New York, New York 10103.
(7)
Based on a Schedule 13G filed by HGC Investment Management Inc. with the SEC on February 14, 2020. HGC Investment Management Inc. exercises sole voting and sole dispositive power over 1,967,230 shares. The principal business address of the beneficial owner is 366 Adelaide, Suite 601, Toronto, Ontario M5V 1R9, Canada.

(8)
Based on a Schedule 13G filed by Aristeia Capital, L.L.C. with the SEC on February 16, 2021. Aristeia Capital, L.L.C. exercised sole voting and sole dispositive power over 1,538,182 shares. The principal business address of the beneficial owner is One Greenwich Plaza, 3rd Floor, Greenwich, CT 06830.

HOUSEHOLDING INFORMATION
Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:
•
if the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at 25 Deforest Avenue, Suite 108, Summit, New Jersey 07901, to inform us of the stockholder’s request; or

•	if a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.
WHERE YOU CAN FIND MORE INFORMATION
We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read our SEC filings, including this Proxy Statement, at the SEC’s website at http://www.sec.gov. Those filings are also available free of charge to the public on, or accessible through, our corporate website at http://concordhp.com/chp-merger-corp. Our website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this Proxy Statement.
If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Special Meeting, you should contact our proxy solicitation agent at the following address and telephone number:
Morrow Sodali LLC
470 West Avenue
Stamford CT 06902
Call (800) 662-5200 toll-free
or + (203) 658-9400
Email: CPHM@investor.morrowsodali.com
You may also obtain these documents by requesting them in writing from us by addressing such request to our Secretary at 25 Deforest Avenue, Suite 108, Summit, New Jersey 07901.
If you are a stockholder of the Company and would like to request documents, please do so by [•], 2021, in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A

PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
CHP MERGER CORP.

Pursuant to Section 245 of the
Delaware General Corporation Law
1.	The undersigned, being a duly authorized officer of CHP Merger Corp. (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, does hereby certify as follows:
2.	The name of the Corporation is “CHP Merger Corp.”
3.
The Corporation’s original certificate of incorporation was filed with the Secretary of State of the State of Delaware on July 31, 2019, and an Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on November 21, 2019.

4.	This Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation of the Corporation.
5.
This Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of 65% of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Sections 242 and 245 the General Corporation Law of the State of Delaware (the “DGCL”).

6.	The text of Section 9.1(b) of Article IX is hereby amended and restated to read in full as follows:
(b)
Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the Securities and Exchange Commission (the “SEC”) on October 31, 2019, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay franchise and income taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination by [•], 2022 and (iii) the redemption of shares in connection with a vote seeking to amend any provisions of this Amended and Restated Certificate relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Public Stockholders (as defined below) who do not exercise their rights to the funds in connection with such an amendment to this certificate of incorporation would still have rights to the funds in connection with any other applicable amendment to this certificate of incorporation and a subsequent initial business combination to the extent they are then stockholders. Holders of shares of the Corporation’s Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are CHP Acquisition Holdings LLC (the “Sponsor”) or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

7.	The text of Section 9.2(d) of Article IX is hereby amended and restated to read in full as follows:
In the event that the Corporation has not consummated an initial Business Combination by [•], 2022, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds
A-1

therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its franchise and income taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.
8.	The text of Section 9.4 of Article IX is hereby amended and restated to read in full as follows:
Section 9.4. Share Issuances. Prior to the consummation of the Corporation’s initial Business Combination, the Corporation shall not issue any additional shares of capital stock of the Corporation that would entitle the holders thereof to (i) receive funds from the Trust Account or (ii) vote as a class with the Class A Common Stock (A) on any initial Business Combination or (B) to approve an amendment to the Amended and Restated Certificate to (1) extend the time the Corporation has to consummate a Business Combination beyond [•], 2022 or (2) amend this Section 9.4.
9.	The text of Section 9.7 of Article IX is hereby amended and restated to read in full as follows:
Section 9.7. Additional Redemption Rights. If, in accordance with Section 9.1(a), any amendment is made to this Amended and Restated Certificate of Incorporation (i) that would modify the substance or timing of the Corporation’s obligation allow redemption in connection with the Corporation’s initial Business Combination or to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination by [•], 2022 or (ii) with respect to any other provision relating to the rights of holders of Class A Common Stock or pre-initial Business Combination activity, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its franchise and income taxes, divided by the number of then outstanding Offering Shares. The Corporation’s ability to provide such opportunity is subject to the Redemption Limitation.
A-2

Proxy Card
CHP MERGER CORP.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING TO BE HELD ON

[•], 2021
The undersigned, revoking any previous proxies relating to these shares with respect to the Extension Proposal, hereby acknowledges receipt of the notice and Proxy Statement, dated [•], 2021, in connection with the Special Meeting to be held at [•] Eastern Time on [•], 2021, at our principal executive office, located at 25 Deforest Avenue, Suite 108, Summit, New Jersey 07901, for the sole purpose of considering and voting upon the following proposals, and hereby appoints [•] and [•], and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the shares of CHP Merger Corp. (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Special Meeting, and at any adjournment or postponement thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.
THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be held at [•] local Eastern Time on [•], 2021:
This notice of special meeting and the accompanying Proxy Statement are available at [•].
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1 AND PROPOSAL 2	Please mark votes as indicated in this example	☒
Proposal 1—Extension Proposal	FOR	AGAINST	ABSTAIN	Check here for address change and indicate the correct address below: ☐
Amend the Company’s amended and restated certificate of incorporation to extend the date that the Company has to consummate a business combination from November 21, 2021 to [•], 2022.	☐	☐	☐
Proposal 2—Adjournment Proposal	FOR	AGAINST	ABSTAIN
Adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 1.
	☐	☐	☐
Date: , 2021 Signature Signature (if held jointly)
Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.
PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVE SIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL 1 AND PROPOSAL 2. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.